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                                                             EXHIBIT (a)(1)(v)

               NOT VALID UNLESS SIGNED BY AN ELIGIBLE INSTITUTION.

                          NOTICE OF GUARANTEED DELIVERY
                      OF SHARES OF CLASS A COMMON STOCK OF
                            HANOVER FOODS CORPORATION

            Pursuant to the Offer to Purchase dated December 2, 2004.

This Notice of Guaranteed Delivery, or one substantially in the same form or a facsimile copy of it, must be used to accept the Offer (as defined below) if:

         (a) certificates for shares of Class A common stock of Hanover Foods Corporation (the "Shares") are not immediately available; or

         (b) time will not permit the Letter of Transmittal or other required documents to reach Hanover Foods Corporation before the Expiration Date (as defined in "Terms of the Offer -- Expiration and Extension of the Offer; Amendment" section of the Offer to Purchase, as defined below).

This Notice of Guaranteed Delivery, signed and properly completed, may be delivered by hand, mail, overnight courier, telegram or facsimile transmission to Hanover Foods Corporation by the Expiration Date. See "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase.

                            Hanover Foods Corporation
                          Attention: Patricia Townsend
                                1486 York Street
                                Hanover, PA 17331
                        Facsimile Number: (717) 632-1485

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN THAT SHOWN ABOVE OR TRANSMISSION OF INSTRUCTIONS TO A FACSIMILE NUMBER OTHER THAN THAT LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.

The undersigned hereby tenders to Hanover Foods Corporation at the price of $131.00 per Share upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 2, 2004 (the "Offer to Purchase"), and the related Letter of Transmittal (together with the Offer to Purchase, the "Offer"), receipt of which is hereby acknowledged, the Shares, pursuant to the guaranteed delivery procedure set forth under "Terms of the Offer -- Procedure for Tendering Shares" in the Offer to Purchase.

PLEASE CALL GARY KNISELY AT (717) 632-6000, PIETRO GIRAFFA AT (717) 632-6000, EXTENSION 3901 OR PATRICIA TOWNSEND AT (717) 632-6000, EXTENSION 3923 FOR ASSISTANCE IN COMPLETING THIS FORM.

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Certificate Nos. (if available):________________________________________________

Name(s):________________________________________________________________________

Address(es):____________________________________________________________________

City State Zip Code:____________________________________________________________

Area Code and Telephone Number:_________________________________________________


                                                     SIGN HERE

                                                     ___________________________
                                                     (Signature)


                                                     ___________________________
                                                     (Signature)

Date:_______________, 200__




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                                    GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank, trust company, savings bank, savings and loan association or credit union having an office or correspondent in the United States (each, an "Eligible Institution"), hereby (i) represents that the undersigned has a net long position in the Shares or in equivalent securities within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, at least equal to the Shares tendered, (ii) represents that such tender of the Shares complies with Rule 14e-4 and (iii) guarantees that the certificates representing the Shares tendered hereby in proper form for transfer, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by Hanover Foods Corporation at its address set forth above within three business days after the date of receipt by Hanover Foods Corporation of this Notice of Guaranteed Delivery.

Name of Firm:___________________________________________________________________

Authorized Signature:___________________________________________________________

Address:________________________________________________________________________

Name:___________________________________________________________________________

Title:__________________________________________________________________________

Zip Code:_______________________________________________________________________

Area Code and Telephone Number:_________________________________________________

Dated:________________________, 200__

DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE. SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL



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